UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

October 21, 2004

U.S.I. HOLDINGS CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	000-50041	13-3771733
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

555 Pleasantville Road, Suite 160 South, Briarcliff Manor, New York	10510
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code

(914) 749-8500

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

On October 21, 2004, U.S.I. Holdings Corporation, a Delaware Corporation, issued a press release announcing that it has been named as one of more than thirty insurance company and insurance brokerage defendants in an amended complaint filed in United States District Court Southern District of New York. A copy of the press release is attached as exhibit 99.1.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits

99.1    Press release dated October 21, 2004.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

U.S.I. HOLDINGS CORPORATION, INC.
(Registrant)
Date October 22, 2004

/s/ Ernest J. Newborn, II
Ernest J. Newborn, II Senior Vice President, General Counsel & Secretary